LORD ABBETT SECURITIES TRUST
Lord Abbett Large Cap Value Fund

Supplement dated March 1, 2012 to the
Prospectus and Statement of Additional Information dated March 1, 2012

The prospectus and statement of additional information are supplemented with the following:

Large Cap Value Fund’s Board has approved a proposal to combine the Fund with another similarly managed Lord Abbett Fund to create a single larger Fund. This change is expected to result in cost savings for Large Cap Value Fund and its shareholders. Provided below is more information about the proposed change, the reasons why Large Cap Value Fund’s Board believes that it is in shareholders’ best interests, and the steps required to implement it.

Lord Abbett proposes to reorganize Large Cap Value Fund into Lord Abbett Fundamental Equity Fund (the “Reorganization”). Like Large Cap Value Fund, Fundamental Equity Fund pursues capital appreciation and income by investing in a portfolio of undervalued equity securities. The key difference between these two Funds is that Large Cap Value Fund invests mainly in large cap equity securities while Fundamental Equity Fund invests in large, mid, and small cap equity securities. Another important difference between the Funds is that Fundamental Equity Fund has lower total annual operating expenses than Large Cap Value Fund, although it has a higher management fee.

The Board believes that the Reorganization offers many potential advantages that should benefit shareholders over the long term, including the opportunity to continue to invest in a Fund with similar investment characteristics, but as part of a larger Fund with greater investment flexibility and lower overall expenses. The Reorganization of Large Cap Value Fund into Fundamental Equity Fund would mean that: (1) the resulting Fund would be managed according to the investment objective, strategies, and policies of Fundamental Equity Fund; (2) shareholders of Large Cap Value Fund would become shareholders of Fundamental Equity Fund; and (3) Large Cap Value Fund would be terminated and its shares no longer would be offered.

The Reorganization requires the approval of Large Cap Value Fund’s shareholders. Accordingly, at a shareholder meeting scheduled to be held on May 18, 2012, shareholders of record of Large Cap Value Fund as of February 24, 2012 (the “Record Date”) will be asked to approve the proposal. Only shareholders of Large Cap Value Fund as of the Record Date may vote on the Reorganization. If shareholders approve the Reorganization, it is expected to be completed as soon as possible after the shareholder meeting.

In March 2012, proxy materials describing the proposed Reorganization in greater detail will be made available to Large Cap Value Fund’s shareholders as of the Record Date. If you would like more information, you may obtain a copy of the proxy materials by writing to the Fund, by calling 888-522-2388, or via the Internet at www.lordabbett.com.

Please retain this document for your future reference.